FOURTH AMENDMENT to
           STOCK SALE AGREEMENT by and between PLM INTERNATIONAL,INC. and GUARANTY FEDERAL BANK, F.S.B. dated as of October 26, 1999


         PLM International, Inc. ("Seller") and Guaranty Business Credit Corporation ("Purchaser") hereby enter into this Fourth Amendment (the "Fourth Amendment") to Stock Sale Agreement by and between PLM International, Inc. and Guaranty Federal Bank, F.S.B. dated as of October 26, 1999 (the "Agreement").

         WHEREAS, Seller and Purchaser, as successor to Guaranty Federal Bank, F.S.B., are parties to the Agreement; and

         WHEREAS, Section 5.4 of the Agreement provides that Seller and Purchaser shall jointly make and file the Section 338(h)(10) Election with respect to the acquisition of Company and each Company Subsidiary; and

         WHEREAS, Section 5.4 (a)(ii) of the Agreement calls for Purchaser to prepare and submit to Seller a draft of the Section 338 Forms setting forth the Election Allocations at least one hundred twenty (120) days prior to the latest date for the filing of each Section 338 Form; and

         WHEREAS, the parties agree that the date for Purchaser to submit to Seller the draft of the Section 338 Forms as required by Section 5.4 (a)(ii) is presently August 17, 2000 (the "Draft Election Submission Date"); and

         WHEREAS, the Seller and the Purchaser desire to extend the Draft Election Submission Date to September 18, 2000;

         THEREFORE, the Seller and the Purchaser desire to modify the Agreement and agree to the following:

1. All capitalized terms contained in this Fourth Amendment and not otherwise defined herein shall have the meaning set forth in the Agreement.

2. The Draft Election Submission Date described in Section 5.4(a)(ii) is hereby extended to and including September 18, 2000; and

3. Except as specifically modified by this Fourth Amendment, the terms of the Agreement are hereby affirmed, enforceable and remain in full force and effect.


Dated:   July 31, 2000

PLM INTERNATIONAL, INC.                 GUARANTY BUSINESS CREDIT
Seller                                  CORPORATION, Purchaser



By:  /s/ Robert N. Tidball              By:  /s/ Ronald D. Murff
Title:  Chairman of the Board           Title:  Chief Financial Officer